                                                 THE MISSION GROUP

                                   AMENDED AND RESTATED TAX ALLOCATION AGREEMENT

         This  amendment  is entered into as of September  10, 1996 for the purpose of amending and  restating  the
Tax  Allocation  Agreement  dated  November 1, 1987 and  restated  May 1, 1995 (as so amended and  restated,  being referred to herein as this  "Agreement"),  by and between The Mission  Group,  a California  corporation  ("Mission
Group"),  and its  wholly-owned  subsidiaries,  Edison Capital,  Edison EV, Edison Mission  Energy,  Edison Source,
Edison Spectrum and Mission Land Company (the "First Tier Subsidiaries").

                                                     RECITALS

A.       Edison  International,  a California  corporation,  which is the corporate  parent of Mission  Group,  has entered into an Amended and Restated  Agreement for the Allocation of Income Tax  Liabilities and Benefits
         (the "Master  Agreement") dated as of September 10, 1996, with Southern  California Edison Company ("SCE")
         and Mission Group providing,  among other things, for an equitable  allocation among Edison  International
         ("Parent"),  SCE and Mission Group of tax benefits and tax liabilities  reflected in or resulting from the filing of consolidated or combined income or franchise tax returns.

B.       Pursuant to the Master  Agreement,  Mission Group makes payments to and receives payments from Parent from time to time  reflecting tax  liabilities  and benefits  realized by the corporate  group arising from net operating  income and losses,  net capital  gains and losses,  and credits  against tax,  attributable  to
         Mission  Group and the First  Tier  Subsidiaries  and their  respective  subsidiaries  (collectively,  the
         "Subsidiaries").

C.       The  parties  desire to provide  for the  continued  payment  by  Mission  Group to each of the First Tier
         Subsidiaries  or from each of the First Tier  Subsidiaries  to Mission  Group,  as the case may be, of the respective  Separate Tax Benefit or Separate  Tax  Liability of each of the  Subsidiaries,  calculated  in accordance  with the Master  Agreement.  Terms used and not defined herein have the meanings given them in the Master Agreement.

                                                     AGREEMENT

         NOW,  THEREFORE,  in  consideration  of the premises and of the mutual  covenants herein contained and for other good and valuable consideration,  the receipt of which is hereby acknowledged,  the parties hereto agree that this  Agreement is amended in its entirety to read as provided in the heading and recitals  hereto,  as provided in this paragraph, and as follows:

1.       Tax  Liability  and  Benefit  Payments.  For  each  taxable  period  to  which  the  Master  Agreement  is applicable,  Mission Group shall utilize the calculation  made by Parent under the Master Agreement of the amount of the  Separate  Tax  Liability  or Separate  Tax Benefit (as such terms are defined in the Master
         Agreement) of each of the  Subsidiaries.  On each date that any payment  under the Master  Agreement is to be made or  received  by Mission  Group (or would have been made or received if an amount had been owed or receivable),  (a)  Edison  Capital  shall pay to Mission  Group an amount  equal to the  aggregate  of the
         Separate Tax  Liabilities of Edison Capital and of each  Subsidiary  which is owned directly or indirectly by Edison  Capital for such taxable  period  (without  deducting,  with  respect to any such  member,  the amount of any  Separate  Tax  Benefit  of any other  member)  and (b)  Mission  Group  shall pay to Edison
         Capital an amount  equal to the  aggregate  of the  Separate  Tax  Benefits of Edison  Capital and of each
         Subsidiary  which is owned directly or indirectly by Edison Capital  (without  deducting,  with respect to any such member, the amount of any Separate Tax Liability of any other member).

         On each date that any payment  under the Master  Agreement is to be made or received by Mission  Group (or would  have been made or  received  if an amount  had been  owed or  receivable),  each of the First  Tier
         Subsidiaries  (other  than  Edison  Capital)  shall  pay to  Mission  Group  the  amount  by which (a) the aggregate  of the  Separate  Tax  Liability  of such  First  Tier  Subsidiary,  if it has a  Separate  Tax
         Liability,  and the  Separate  Tax  Liabilities  of each of the  Subsidiaries  which is owned  directly or indirectly  by such  First Tier  Subsidiary  ("Lower  Tier  Subsidiaries")  and which has a  Separate  Tax
         Liability,  exceeds (b) the  aggregate of the Separate  Tax Benefit of such First Tier  Subsidiary,  if it has a Separate Tax Benefit,  and the  Separate Tax Benefits of each of its Lower Tier  Subsidiaries  which has a Separate  Tax  Benefit.  If, for any such  taxable  period,  (a) the  aggregate  of the Separate Tax
         Benefit of a First Tier  Subsidiary  (other than Edison  Capital),  if it has a Separate Tax Benefit,  and
         the  Separate  Tax  Benefits  of each of its Lower  Tier  Subsidiaries  which has a Separate  Tax  Benefit exceeds (b) the aggregate of the Separate Tax Liability of such First Tier  Subsidiary,  if has a Separate
         Tax  Liability,  and the  Separate  Tax  Liabilities  of each of its Lower Tier  Subsidiaries  which has a
         Separate Tax  Liability,  Mission  Group shall pay to such First Tier  Subsidiary  an amount equal to such excess.

         All  payments  either by  Mission  Group or by any First Tier  Subsidiary  shall be made  without  setoff, counterclaim or deduction of any kind  whatsoever,  and whether or not payment is due or has been received from  Parent  under the  Master  Agreement.  Mission  Group  shall  give  notice to each of the First Tier
         Subsidiaries  immediately  after receipt of each invoice  described in Section 4 of the Master  Agreement, which  notice  shall  state the date and amount of each  payment to be made by Mission  Group or the First
         Tier  Subsidiary,  as the case may be. Each of the First Tier  Subsidiaries  shall provide (or cause to be provided) to Parent on a monthly basis, or upon demand as necessary, all relevant information necessary to calculate  federal and state tax liabilities and payments for itself and its Subsidiaries.

2.       Reconciliation  of Tax  Liability.  Upon receipt of each  invoice  provided for in Section 5 of the Master
         Agreement,  relating to  reconciliation  of  quarterly  estimated  tax payments  against the  Consolidated
         Returns,  Mission Group shall  forthwith  determine and notify each of the First Tier  Subsidiaries of the effect,  if any,  of such  reconciliation  on the  payments  made to or  received  from  such  First  Tier
         Subsidiary.  Each First Tier  Subsidiary  shall pay to Mission Group any  additional tax liability due, or receive  payment  from Mission  Group for any  overpayment,  on the same date that Mission  Group makes or receives any payments under Section 5 of the Master Agreement.

3.       Adjustments to Tax Liability.  If any adjustments  are made to the income,  gains,  losses,  deductions or credits  pertaining to the Subsidiaries,  as reported in a Consolidated  Return filed by Parent, by reason of the filing of an amended  return or claim for refund,  or arising out of an audit of such  Consolidated
         Return by the Internal  Revenue  Service or applicable  state  agency,  then the Separate Tax Liability or the Separate Tax Benefit of the  Subsidiaries  shall be redetermined to give effect to any such adjustment as if it had been made as part of the filed  Consolidated  Return.  If any  interest  or  penalty is to be paid or interest  received as a result of a tax  deficiency  or refund,  such interest or penalty shall be allocated in accordance  with the item(s)  giving rise to such  interest or penalty.  Mission Group agrees to exercise its contest rights under the Master  Agreement on behalf of any First Tier  Subsidiary and the reasonable  costs so incurred by Mission  Group shall be allocated  upon such basis as is mutually  agreed to by Mission Group and such First Tier  Subsidiary  in advance of such  contest.  If, as a result of such redetermination,  any  amounts  due to  Mission  Group or any of the First  Tier  Subsidiaries  under this
         Agreement,  as the case may be, shall exceed the amounts  previously  paid to such party,  then payment of such excess shall be made by the  appropriate  party,  as the case may be, on the  earliest  date on which
         (i)  Parent  shall  pay,  or be  deemed  to have  paid,  any  additional  taxes  resulting  from  any such adjustment;  (ii) Parent shall receive,  or be deemed to have received,  a refund of taxes  resulting from any such  adjustment;  or (iii) such adjustment  shall become final; any payment between Mission Group and any of the First Tier Subsidiaries  pursuant to (i) or (ii) above,  however,  shall not become final until the adjustment  with respect to which the  redetermination  was made becomes  final.  For purposes of this
         Section 3, an adjustment  shall become final at the time of the  expiration of the  applicable  statute of limitations  with respect to the taxable period to which such adjustment  relates,  or, if such adjustment was made pursuant to a decision of a court, at the time such decision shall become final.

4.       Carryovers  and  Carrybacks.  If, for any taxable  period ending on or after December 31, 1986, any of the
         Subsidiaries  have Net Losses which,  under the  applicable  tax codes may be carried over or carried back to any taxable period in

         which Parent filed, or reasonably anticipates that it will file, a Consolidated Return which includes such
         Subsidiary,  and such Net Losses give rise to a reduction in the tax liability of the  Consolidated  Group that would not have arisen if such  Subsidiary  were  excluded  from the  Consolidated  Group for any such taxable  period,  Mission Group shall pay to the applicable  First Tier  Subsidiary an amount equal to the actual reduction in the tax liability of the  Consolidated  Group for the taxable period to which such Net
         Losses may be carried,  which is  attributable  to such  carryover  or  carryback.  Payment of such amount shall be made by  Mission  Group (i) in the case of a  carryover,  on or before  the later of (a) the 15th day of the third month after the end of the taxable  period  with  respect to which the tax  liability  of the  Consolidated  Group was reduced and (b) the date on which such  reduction in tax liability is finally determined,  which shall be not later than 90 days after the  Consolidated  Return for such taxable period is filed;  and (ii) in the case of a carryback,  when the Consolidated  Group shall receive,  or be deemed to receive, the refund attributable to such carryback.

5.       Priority of Tax  Benefits.  Notwithstanding  anything  to the  contrary  in this  Agreement  or the Master
         Agreement,  payment by Mission  Group to the First Tier  Subsidiaries  for Separate Tax Benefits  shall be made (i) first to Edison  Capital  for any  Separate  Tax  Benefits  of Edison  Capital and its Lower Tier
         Subsidiaries  and (ii) then to each of the other First Tier  Subsidiaries  in the ratio that the  Separate
         Tax Benefits of each of the other First Tier  Subsidiaries  and its Lower Tier  Subsidiaries  bears to the total of the aggregate Separate Tax Benefits of all Subsidiaries.

6.       Termination.  Except with respect to Edison  Capital,  this  Agreement  may be  terminated  or modified by
         Mission  Group with respect to any tax year and all  subsequent  tax years by written  notice given to the
         First  Tier  Subsidiaries  prior to the  first  day of the  first  tax year  with  respect  to which  such termination is to be effective.  With respect to Edison  Capital,  this Agreement  shall not be terminated or modified to the  detriment  of Edison  Capital  and its Lower Tier  Subsidiaries  as long as the Edison
         Funding Company  Revolving  Credit  Agreement  dated as of June 13, 1995 (or a successor  agreement) is in effect or there are notes outstanding under the Edison Funding Company  Medium-Term  Notes,  Series A. Any
         termination  shall not relieve any party of any  obligation  arising under this  Agreement with respect to any tax year commencing prior to the giving of such notice.

7.       Successors and  Beneficiaries.  This Agreement may not be assigned,  pledged,  transferred or hypothecated by any of the  Subsidiaries  without the express written  consent of Mission Group.  This Agreement may be assigned  to or assumed  by any  successor  in  interest  of  Mission  Group or any person to whom all the common stock of the  Subsidiaries is transferred.  The parties  acknowledge  that Parent became the parent holding  company of SCE and Mission Group  effective  July 1, 1988, at which time Parent  entered into the
         Master Agreement and assumed SCE's obligations to Mission Group under a prior agreement for the allocation of income tax liabilities and benefits, as provided in Section 8.6 of the
         Master  Agreement.  References in this  Agreement to "Parent" shall be deemed to refer to SCE with respect to periods prior to July 1, 1988.

8.       Governing  Law.  This  Agreement  shall be governed by and  construed in  accordance  with the laws of the
         State of California.

9.       Additional  First Tier  Subsidiaries.  Any other  wholly-owned  first tier Mission Group subsidiary may be added to this Agreement as a First Tier  Subsidiary at any time by addendum  executed by Mission Group and the  subsidiary.  The addendum must provide such  subsidiary  will be bound by the terms of the Agreement.
         Mission Group shall provide a copy of the addendum to all other First Tier Subsidiaries.

         IN WITNESS WHEREOF,  the parties have executed this Agreement by their respective  officers thereunto duly authorized as of the date first above written.

THE MISSION GROUP                                            EDISON CAPITAL

By: /s/ Thomas R. McDaniel                                   By: /s/ Thomas R. McDaniel

EDISON EV                                                    EDISON MISSION ENERGY

By: /s/ Diane O. Wittenberg                                  By: /s/ Edward R. Muller

EDISON SOURCE                                                EDISON SPECTRUM

By: /s/ C. Alex Miller                                       By: /s/ C. Alex Miller

MISSION LAND COMPANY

By: /s/ Thomas R. McDaniel

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                                                   ADDENDUM A TO

                                                 THE MISSION GROUP

                                   AMENDED AND RESTATED TAX ALLOCATION AGREEMENT

         This Addendum A to The Mission Group Amended and Restated Tax  Allocation  Agreement  dated  September 10,
1996 (the "Mission Group Agreement"), is effective April 30, 1998.

                                                     RECITALS

         WHEREAS, Edison International, a California corporation, which is the corporate parent of The Mission
Group ("Mission Group"), has entered into an Amended and Restated Agreement for the Allocation of Income Tax
Liabilities and Benefits (the "Master Agreement") dated as of September 10, 1996, with Southern California Edison
Company ("SCE") and Mission Group providing, among other things, for an equitable allocation among Edison
International ("Parent"), SCE and Mission Group of tax benefits and tax liabilities reflected in or resulting from the filing of consolidated or combined income or franchise tax returns;

         WHEREAS,  pursuant to the Master  Agreement,  Mission Group makes  payments to and receives  payments from
Parent from time to time reflecting tax  liabilities and benefits  realized by the corporate group arising from net operating  income and losses,  net capital  gains and losses,  and credits  against  tax,  attributable  to Mission
Group,  its  first  tier  subsidiaries  (the  "First  Tier   Subsidiaries")   and  their  respective   subsidiaries
(collectively, the "Subsidiaries");

         WHEREAS,  the Mission Group Agreement  provides for the continued  payment by Mission Group to each of the
First Tier  Subsidiaries  or from each of the First Tier  Subsidiaries to Mission Group, as the case may be, of the respective  Separate Tax Benefit or Separate Tax  Liability of each of the  Subsidiaries,  calculated in accordance with the Master Agreement;

         WHEREAS,  the Mission  Group  Agreement  provides  that any other  wholly-owned  first tier  subsidiary of
Mission  Group may be added to the  Mission  Group  Agreement  as a First Tier  Subsidiary  at any time by addendum executed by Mission Group and the first tier subsidiary;

         WHEREAS,  Edison  Enterprises has been incorporated as a first tier subsidiary of Mission Group and as the parent of Edison EV,  Edison Source and Edison  Select  (successor to Edison  Spectrum) so they are no longer first tier subsidiaries of Mission Group;

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         WHEREAS,  it is deemed  appropriate for Edison  Enterprises to be substituted in place of its subsidiaries under the Mission Group Agreement;

         NOW,  THEREFORE,  the parties  executing this Addendum A agree to the  substitution of Edison  Enterprises under the Mission Group  Agreement in place of Edison EV, Edison Source and Edison Select,  and Edison  Enterprises
hereby agrees to be bound by the terms and conditions of the Mission Group Agreement.

         IN WITNESS  WHEREOF,  the parties have  executed this Addendum A by their  respective  officers  thereunto duly authorized as of the effective date written above.

THE MISSION GROUP                                            EDISON ENTERPRISES

By: /s/ Thomas E. McDaniel                                   By: /s/ Stephen E. Pazian

EDISON EV                                                    EDISON SOURCE

By: /s/ Stephen E. Pazian                                    By: /s/ Stephen E. Pazian

EDISON SELECT (SUCCESSOR TO EDISON SPECTRUM)

By: /s/ Stephen E. Pazian

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                                                   ADDENDUM B TO

                                                 THE MISSION GROUP

                                   AMENDED AND RESTATED TAX ALLOCATION AGREEMENT

         This  Addendum  B to The  Mission  Group  Amended  and  Restated  Tax  Allocation  Agreement,  dated as of
September 10, 1996 (the "Mission Group Agreement"), is effective July 2, 2001.

                                                     RECITALS

         WHEREAS, Edison International, a California corporation, which is the corporate parent of The Mission
Group ("Mission Group"), has entered into an Amended and Restated Agreement for the Allocation of Income Tax
Liabilities and Benefits (the "Master Agreement"), dated as of September 10, 1996, with Southern California
Edison Company ("SCE") and Mission Group providing, among other things, for an equitable allocation among Edison
International ("Parent"), SCE and Mission Group of tax benefits and tax liabilities reflected in or resulting from the filing of consolidated or combined income or franchise tax returns (capitalized terms not otherwise defined herein have the meanings given them in the Master Agreement);

         WHEREAS,  pursuant to the Master  Agreement,  Mission Group makes  payments to and receives  payments from
Parent from time to time reflecting tax  liabilities and benefits  realized by the corporate group arising from net operating  income and losses,  net capital  gains and losses,  and credits  against  tax,  attributable  to Mission
Group,  its  first  tier  subsidiaries  (the  "First  Tier   Subsidiaries")   and  their  respective   subsidiaries
(collectively, the "Subsidiaries");

         WHEREAS,  the Mission Group Agreement  provides for the continued  payment by Mission Group to each of the
First Tier  Subsidiaries  or from each of the First Tier  Subsidiaries to Mission Group, as the case may be, of the respective  Separate Tax Benefit or Separate Tax  Liability of each of the  Subsidiaries,  calculated in accordance with the Master Agreement;

         WHEREAS,  the Mission  Group  Agreement  provides  that any other  wholly-owned  first tier  subsidiary of
Mission  Group may be added to the  Mission  Group  Agreement  as a First Tier  Subsidiary  at any time by addendum executed by Mission Group and the first tier subsidiary;

         WHEREAS,  Mission Energy Holding  Company has been  incorporated  and Mission Group has contributed all of the capital  stock of Edison  Mission  Energy to Mission  Energy  Holding  Company in exchange  for all the capital stock of Mission Energy Holding Company, so that Mission Energy Holding Company has become a first

Page

tier  subsidiary of Mission Group and Edison Mission Energy is no longer a first tier  subsidiary of Mission Group;
and

         WHEREAS,  it is deemed  appropriate  for Mission  Energy  Holding  Company to be  substituted  in place of
Edison Mission Energy in the Mission Group Agreement;

                                                     AGREEMENT

         NOW,  THEREFORE,  the parties  executing  this  Addendum B hereby  agree that (a) Mission  Energy  Holding
Company shall be  substituted  under the Mission Group  Agreement in place of Edison Mission Energy as a First Tier
Subsidiary,  (b) Mission  Energy  Holding  Company shall be bound by the terms and  conditions of the Mission Group
Agreement as a First Tier  Subsidiary,  and (c) Edison  Mission  Energy  shall be a Subsidiary  for purposes of the
Mission Group Agreement.

         IN WITNESS  WHEREOF,  the parties have  executed this Addendum B by their  respective  officers  thereunto duly authorized as of the effective date written above.

THE MISSION GROUP                                            EDISON MISSION ENERGY

By: /s/ Theodore F. Craver, Jr.                              By: /s/ John E. Bryson

MISSION ENERGY HOLDING COMPANY

By: /s/ Theodore F. Craver, Jr.

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                                                   ADDENDUM C TO

                                                 THE MISSION GROUP

                                   AMENDED AND RESTATED TAX ALLOCATION AGREEMENT

         This  Addendum  C to The  Mission  Group  Amended  and  Restated  Tax  Allocation  Agreement,  dated as of
September 10, 1996 (the "Mission Group Agreement"), is effective July 2, 2001.

                                                     RECITALS

         WHEREAS, Edison International, a California corporation, which is the corporate parent of The Mission
Group ("Mission Group"), has entered into an Amended and Restated Agreement for the Allocation of Income Tax
Liabilities and Benefits (the "Master Agreement"), dated as of September 10, 1996, with Southern California
Edison Company ("SCE") and Mission Group providing, among other things, for an equitable allocation among Edison
International ("Parent"), SCE and Mission Group of tax benefits and tax liabilities reflected in or resulting from the filing of consolidated or combined income or franchise tax returns (capitalized terms not otherwise defined herein have the meanings given them in the Master Agreement);

         WHEREAS,  pursuant to the Master  Agreement,  Mission Group makes  payments to and receives  payments from
Parent from time to time reflecting tax  liabilities and benefits  realized by the corporate group arising from net operating  income and losses,  net capital  gains and losses,  and credits  against  tax,  attributable  to Mission
Group,  its  first  tier  subsidiaries  (the  "First  Tier   Subsidiaries")   and  their  respective   subsidiaries
(collectively, the "Subsidiaries");

         WHEREAS,  the Mission Group Agreement  provides for the continued  payment by Mission Group to each of the
First Tier  Subsidiaries  or from each of the First Tier  Subsidiaries to Mission Group, as the case may be, of the respective  Separate Tax Benefit or Separate Tax  Liability of each of the  Subsidiaries,  calculated in accordance with the Master Agreement;

         WHEREAS,  the Mission  Group  Agreement  provides  that any other  wholly-owned  first tier  subsidiary of
Mission  Group may be added to the  Mission  Group  Agreement  as a First Tier  Subsidiary  at any time by addendum executed by Mission Group and the first tier subsidiary; and

         WHEREAS,  Edison O&M Services has been  incorporated  as a wholly-owned  first tier  subsidiary of Mission
Group and it is deemed appropriate that Edison O&M Services be added to the Mission Group Agreement;

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                                                     AGREEMENT

         NOW,  THEREFORE,  the parties executing this Addendum C hereby agree that (a) Edison O&M Services is added to the Mission  Group  Agreement  as a First Tier  Subsidiary,  and (b) Edison O&M  Services  shall be bound by the terms and conditions of the Mission Group Agreement as a First Tier Subsidiary.

         IN WITNESS  WHEREOF,  the parties have  executed this Addendum C by their  respective  officers  thereunto duly authorized as of the effective date written above.

THE MISSION GROUP                                            EDISON O&M SERVICES

By: /s/ Theodore F. Craver, Jr.                              By: /s/  Wesley C. Moody